UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2005

BANK OF WILMINGTON CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 509-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 28, 2005, we announced our financial condition and results of operations at, and for the three and nine months ended, September 30, 2005. A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

Exhibits. The following exhibit is being furnished with this Report:

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated October 28, 2005

Disclosures About Forward Looking Statements

The discussions included in this Report and its exhibits may contain statements that could be considered to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Those statements often are characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of our management about future events. Those statements are inherently subject to risks, uncertainties and other factors that may cause our actual results, or the actual outcome of the matters discussed in the statements, to be materially different from historical results or any future results or outcome expressed or implied by the statements themselves. Factors that could influence the accuracy of those forward-looking statements include, but are not limited to, customer acceptance of our services, products and fee structure, the financial success or changing strategies of our customers, the competitive nature of the financial services industry and our ability to compete effectively against other financial institutions, weather and similar conditions, particularly the effect of hurricanes on our banking, loan production and operations facilities and on our customers and the communities in which we do business, actions of government regulators, the level of market interest rates, and general economic conditions. Further information about factors and risks that could affect our business, financial condition and results of operations are included in the reports we file with the Securities and Exchange Commission. Copies of those reports are available through our Internet website at www.bankofwilmington.com or directly through the Commission’s website at www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK OF WILMINGTON CORPORATION
(Registrant)

Date: October 31, 2005	By:	/s/ Betty V. Norris
Betty V. Norris
Senior Vice President and
Chief Financial Officer

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